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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  March 1, 2004


                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)




   Delaware                          333-60778                   75-2795365
(State or Other                     (Commission               (I.R.S. Employer
 Jurisdiction of                    File Number)             Identification No.)
 Incorporation)



                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)



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Item 9. Regulation FD Disclosure

     On March 1, 2004, Dresser, Inc. issued a press release announcing that it completed the previously announced refinancing. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DRESSER, INC.


Date:  March 1, 2004                      By:  /s/  Patrick M. Murray
                                          --------------------------------------
                                                    Patrick M. Murray
                                                    Chief Executive Officer




                                          By:  /s/  James A. Nattier
                                          --------------------------------------
                                                    James A. Nattier
                                                    Executive Vice President and
                                                    Chief Financial Officer



                                          By:  /s/  Thomas J. Kanuk
                                          --------------------------------------
                                                    Thomas J. Kanuk
                                                    Corporate Controller and
                                                    Chief Accounting Officer


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                                  EXHIBIT INDEX


Exhibit No.                       Description
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99.1                              Press Release